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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 26, 1998



                          COMMISSION FILE NO.: 0-28886


                              ROSLYN BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                   11-3333218
--------                                                   ----------
(State or other Jurisdiction of Incorporation           (IRS Employer or
organization)                                           Identification No.)


1400 Old Northern Boulevard, Roslyn, New York                11576
---------------------------------------------                -----
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (516) 621-6000
--------------------------------------------------         --------------



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ITEM 5.  OTHER EVENTS.
         ------------

      On May 26, 1998, Roslyn Bancorp, Inc. announced that it had entered into an Agreement and Plan of Merger, dated as of May 25, 1998, to acquire T R Financial Corp. In response to requests for copies of a presentation made by Roslyn Bancorp, Inc. to investment analysts on May 26, 1998 regarding the proposed merger, Roslyn Bancorp, Inc. is making available the attached copy of the presentation. Attached as exhibit 99.1 is a copy of the presentation made by Roslyn Bancorp, Inc. to investment analysts at a meeting on May 26, 1998.








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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          By:  /s/ Joseph L. Mancino
                                               ---------------------------------
                                               Joseph L. Mancino
                                               Chairman of the Board and
                                               Chief Executive Officer



Dated: July 22, 1998





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                                LIST OF EXHIBITS


Exhibit 99.1 Copy of Roslyn Bancorp, Inc.'s presentation to investment analysts on May 26, 1998.